UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 13, 1997
                Date of Report (Date of earliest event reported)


                            ANALYTICAL SURVEYS, INC.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
                            (State of incorporation)

                                     0-13111
                            (Commission File Number)

                                    084-846389
                        (IRS Employer Identification No.)

                               1935 Jamboree Drive
                        Colorado Springs, Colorado 80920
                    (Address of principal executive offices)

                                 (719)-593-0093
                         (Registrant's telephone number)



Item 5.  Other Events

The following press release was issued on February 13, 1997:

            ANALYTICAL SURVEYS ANNOUNCES 6.1 MILLION IN NEW CONTRACTS

        Company Anticipates Additional $4.2 Million Order In Coming Weeks

COLORADO SPRINGS, Colorado -- Analytical Surveys, Inc. (ASI) (Nasdaq National Market-ANLT), a leading provider of digital mapping and Geographical Information Systems (GIS) database services, today announced it has received 6 new contracts collectively valued at 6.1 million. The contracts, five of which are from new customers, have elevated ASI's backlog to 35 million.

Management also said the Company has been selected by Fairfax County, Virginia to perform a $4.2 million project and expects to sign the contract in the coming weeks. The value of the project will be added to backlog once the contract is signed. The project will include planimetric and topographic mapping, digital orthophotographs and parcel mapping.

The 6 new contracts, which range in value from $100,000 to $3.3 million, call for a wide variety of GIS services and involve each of ASI's three business units. The contracts will be performed for customers in both domestic and international markets.

"We are very pleased with the mix of new business we have received," said Sidney
V. Corder, CEO. "This series of contracts is representative of our strategic objective to capture new business in both domestic and overseas markets."

Following are ASI's contracts and the services to be provided for each.
     Customer Name                               Services
     -------------                               --------

     Electrical Systems Consultants      City of Danvers, Massachusetts
     Fort Collins, Colorado              planimetric and topographic mapping
                                         digital orthophotographs in support of
                                         electrical utility engineering program.

     Fond du Lac County, Wisconsin       cadastral parcel mapping
     Fond du Lac, Wisconsin

     Forsyth County, North Carolina      planimetric and topographic mapping
     Winston-Salem, North Carolina       digital orthophotographs

     Henry County, Georgia               planimetric and topographic mapping
     McDonough, Georgia                  digital orthophotographs

     Wisconsin Power & Light             electric facilities data updating
     Madison, Wisconsin

     Yorkshire Electricity               electric facilities data conversion
     Leeds, England

Analytical Surveys is America's technology leader in providing data conversion services and products for municipal, utility, government and commercial customers. ASI specializes in converting paper based maps, aerial photography and other information formats into digital form using technologies such as photogrammetry and digital orthophotography. The resulting digital mapping systems allow ASI's customers to easily access, analyze and make alterations to GIS data on computers.

Statements made in this news release that are not historical facts may be forward looking statements. Actual results may differ materially from those projected in any forward looking statement. There are a number of important factors, including normal contract and specification negotiation, that could cause actual results to differ materially from those anticipated by any forward looking information. A description of risks and uncertainties attendant to Analytical Surveys and its industry and other factors which could affect the Company's financial results are included in the Company's Securities and Exchange Commission Annual Report on Form 10-KSB.

                        * * * End of Press Release * * *



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      Analytical Surveys, Inc.
                                                            (Registrant)




                Date February 13, 1997                    /s/  Scott C. Benger
                                                      ------------------------
                                          Scott C. Benger, Secretary/Treasurer